SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for the Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                               CONOLOG CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

      --------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:

      --------------------------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 9, 2002
--------------------------------------------------------------------------------

To the Shareholders of
CONOLOG CORPORATION:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119, on Tuesday, July 9, 2002, at 5:00 p.m., New York time, for the following purposes:

      1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2.    To consider and act on a proposal to approve the 2002 Stock Option
            Plan;

      3. To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 2002 fiscal year; and

      4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on May 30, 2002 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                      By order of the Board of Directors.

                                 ROBERT S. BENOU
                      Chairman and Chief Executive Officer

Somerville, New Jersey
June 7,  2002

--------------------------------------------------------------------------------
                                    IMPORTANT
               IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
               REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
             INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
                IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES
--------------------------------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

                    ----------------------------------------

                           P R O X Y  S T A T E M E N T

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                             to be held July 9, 2002

                    ----------------------------------------

                                                                    June 7, 2002

      The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the "Company"), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 on Tuesday, July 9, 2002, at 5:00 p.m., New York time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the person named in the proxy to vote the proxies:

      1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2.    To consider and act on a proposal to approve the 2002 Stock Option
            Plan;

      3. To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 2002 fiscal year; and

      4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The record date with respect to this solicitation is the close of business on May 30, 2002 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about June 7, 2002.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

      The number of outstanding shares entitled to vote at the meeting is 4,621,546 common shares, par value $.01 per share, not including 2,203 common shares held in treasury. Each common share is entitled to one vote.* The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

      o     directors shall be elected by a plurality of the votes cast;

      o the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for:

            o     the approval of the 2002 Stock Option Plan; and

            o the approval of Rosenberg, Rich, Baker, Berman & Company, as the Company's auditors for fiscal 2002.

         Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

----------
* As of the close of business on April 10, 2001, each four shares of the Company's common stock were converted and reclassified into one share of the Company's common stock (the "Reverse Split"). All common stock amounts and prices stated herein reflect the Reverse Split.

                              ELECTION OF DIRECTORS

      The five persons named below, all of whom are presently directors of the Company, have been nominated for re-election to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

                                                                 Date of
                                                                 Initial           Number of Shares
                              Positions with Company            Election         Beneficially Owned
                                 and/or Principal                 as a                  as of            Percent of
     Name (age)                     Occupation                  Director            May 22, 2002            Class
---------------------         ----------------------            --------         -------------------      ----------
Robert S. Benou  (67)         Chairman, Chief Executive           1968                  270,000             6.17%
                              Officer and Director

Marc R. Benou (35)            President, Chief Operating          1995                  181,797             4.15%
                              Officer, Assistant Secretary
                              and Director

Arpad J. Havasy (65)          Executive Vice President,           1968                   22,500              .51%
                              Secretary, Treasurer and
                              Director

Louis S. Massad (64)          Director                            1995                   20,375              .47%

Edward J. Rielly (35)         Director                            1998                   15,000              .34%

      Each officer holds office at the pleasure of the Board of Directors. The Company has no "significant" employees other than the executive officers. There are no arrangements or understandings pursuant to which either the directors or officers was selected as such.

      Robert S. Benou has been the Company's Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company's President. Mr. Benou is responsible for new product development and supervision of sales and marketing. Since June, 2001, Mr. Benou has served as a director of Diversified Security Solutions, Inc., a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government facilities. Mr. Benou is also a member of Diversified Security Solutions' audit committee. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

      Marc R. Benou has been the Company's President and Chief Operating Officer since May 1, 2001. Mr. Benou joined the Company in 1991 and is responsible for material, purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the company's Board and has served as the Company's assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company's Chairman and Chief Executive Officer.

      Arpad J. Havasy has served as the Company's Executive Vice President and Director since 1968. Mr. Havasy is a graduate of Electromos E's Gepeszeti Technikum (Hungary) and the University of Budapest. In addition, Mr. Havasy has attended courses at both Rutgers University and the American Management Association. Mr. Havasy is on total disability.

      Louis S. Massad has been a Director of the Company since April 1995. Mr. Massad has been Chief Financial Officer and a Director of Diversified Security Solutions, Inc. since 2000. From 1997 to 2000, Mr. Massad was a consultant to Diversified Security Solutions, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

      Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Senior Application Developer with Household International, a financial corporation. From March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended July 31, 2001, the Board of Directors held 17 meetings. All of the directors attended all of the meetings of the Board of Directors.

      The Company has an Audit Committee, which consists of Messrs. Marc Benou, Massad and Rielly. The Company's Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Company does not have a standing compensation or nominating committee. The full Board made all decisions concerning executive compensation during fiscal 2001.

                          REPORT OF THE AUDIT COMMITTEE

      The following shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

      The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. With respect to the audit of the fiscal year ended July 31, 2001, the Audit Committee met two times. The initial meeting occurred prior to the year-end when the Audit Committee met with representatives of management and of the Company's independent auditors, Rosenberg Rich Baker Berman & Company, to receive, review and accept the plan for the year-end audit. Subsequently, the Audit Committee met one more time to review the fiscal year financial results and the Company's audited consolidated financial statements.

      In the course of these meetings, the Audit Committee discussed with the Company's independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, "Communication with Audit Committees," by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as amended, "Independence Discussions with Audit Committee," by the Independence Standards Board and have considered the compatibility of nonaudit services with the auditor's independence.

      In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2001.

                                Audit Committee
                                 Marc R. Benou
                                Louis S. Massad
                                Edward J. Rielly

Fiscal 2001 Audit Firm Fee Summary

      During the fiscal year ended July 31, 2001, audit fees were $26,000, and there were no non-audit related fees. Audit related services include fees for benefit plan and certain subsidiary audits, SEC registration statements, business acquisitions and accounting consultations.

                               EXECUTIVE OFFICERS

      The executive officers of the Company are Robert S. Benou, Chairman and Chief Executive Officer, Marc R. Benou, President, Chief Operating Officer and Assistant Secretary and Arpad J. Havasy, Executive Vice President, Secretary and Treasurer, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President - Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since

1986, when he became Vice President-Engineering, he led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

                             EXECUTIVE COMPENSATION

      The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended July 31, 2001, 2000 and 1999. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years.

                           Summary Compensation Table

                                          Annual Compensation                 Long-Term Compensation
                                          -------------------                 ----------------------

                                                                                    Closing Price
                                                                                      of Common
                                                                                    Stock on the    Securities
                                                                      Restricted     Date of the    Underlying
       Name and Principal                     Fiscal                     Stock       Restricted       Options
           Position                          Year-End    Salary         Awards       Stock Award     /SARS (#)
       -------------------                   --------    ------       ----------    -------------   -----------
Robert Benou, Chairman and Chief               2001     $230,000*       80,000         $1.563         40,000
Executive Officer                              2000     $210,000        75,000         $1.625            0
                                               1999     $190,000        21,250         $1.4375         1,250

Marc Benou, President, Chief Operating         2001     $ 80,000        20,000         $1.563         45,000
Officer, Assistant Secretary and               2000     $ 72,000        12,500         $1.625            0
Director, Vice President and Secretary         1999     $ 66,000         2,500         $1.4375         2,500

----------
* As of July 31, 2001, Mr. Robert Benou deferred receipt of $58,760 of his salary.

      The options granted during the fiscal year ended July 31, 2001 were granted under the 2000/2001 Stock Option Plan, were exercisable at $1.60 per share and have all been exercised.

      The options granted during the fiscal year ended July 31, 1999 were granted under the 1995/1996 Stock Option Plan, were exercisable at $.625 per share and have all been exercised.

      The following table summarizes options granted during the fiscal year ended July 31, 2001 to the named executive officers:

----------------------------------------------------------------------------------------------------------------
                         Number of Securities        % of Total
         Name                 Underlying               Options               Exercise              Expiration
                            Options Granted          Granted To                Price                  Date
                                                    Employees in
                                                   the Fiscal Year
                                                        Ended
                                                    July 31, 2001
----------------------------------------------------------------------------------------------------------------
Robert S. Benou                 40,000                  13.3%                  $1.60                6/6/2011

Marc R. Benou                   45,000                   15%                   $1.60                6/6/2011

Arpad J. Havasy                 40,000                  13.3%                  $1.60                6/6/2011

Thomas R. Fogg                  40,000                  13.3%                  $1.60                6/6/2011

The above-referenced options have all been exercised by the respective individuals.

                              EMPLOYMENT AGREEMENTS

      The Company entered into a five-year employment agreement, commencing June 1, 1997 and ending May 31, 2002, with Robert S. Benou which, pursuant to its terms, has renewed for a one year term. As of June, 2002, Mr. Benou's annual base salary is $270,000. Under his employment agreement Mr. Benou is entitled to a $20,000 increase in his salary each November that the agreement is in effect. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

      The Company entered into a five-year employment agreement, commencing June 1, 1997 and ending May 31, 2002, with Marc R. Benou, which pursuant to its terms, has renewed for a one year term. As of June 2002, Mr. Benou's annual salary is $80,000. Under his employment agreement, Mr. Benou is entitled to a $6,000 increase in his salary each November that the agreement is in effect.

      Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. The employment agreement also entitles him to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

                            COMPENSATION OF DIRECTORS

      No director of the Company receives any cash compensation for his services as such. Currently, the Company has two directors who are not employees, Mr. Massad and Mr. Rielly.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of May 22, 2002, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

     Name and Address of             Amount and Nature            Percent
      Beneficial Owner            of Beneficial Ownership        of Class
      -----------------           -----------------------        --------
    Robert S. Benou  (1)                   270,000                  6.17%
    Arpad J. Havasy  (1)                    22,500                   .51%
    Marc R. Benou  (1)                     181,797                  4.15%
    Louis Massad  (1)                       20,375                   .47%
    Thomas Fogg  (1)                        42,500                   .97%
    Edward J. Rielly  (1)                   15,000                   .34%
    Clog II LLC (2)                        722,426                 14.16%
    All Officers
    and Directors as a Group
    (6 Persons)                            552,172                 12.61%

(1) The address for these individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

(2) The amounts shown for Clog II LLC ("Clog II) include 9,191 shares of common stock issuable upon the conversion of debentures held by it and 713,235 shares of common stock issuable upon the conversion of debentures that Clog II holds an option to purchase (collectively, the "Common Shares"). While Clog II holds any of the Common Shares, it must vote these shares in the same manner and proportion as the other shareholders of the Company (e.g., if a shareholder vote on a proposal is required and, of the votes cast, 60% vote for and 40% vote against the proposal, the Common Shares will be voted 60% for, and 40% against the proposal). Warren Schreiber, a member and manager, of Clog II is deemed to beneficially own the shares of Clog II. Additionally, Mr. Schreiber individually owns 6,250 shares common stock of the Company. The mailing address for Clog II and Mr. Schreiber is 64 Shelter Lane, Roslyn, New York 11557.

                              CERTAIN TRANSACTIONS

      The Company has adopted a policy that transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and that all transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Company's Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock ("10% Stockholders"), file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of the Company's common stock and other equity securities on a Form 4 or Form 5. Such executive officers and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. One such regulation requires disclosure by the Registrant of filings which, under the SEC's rules, are not deemed to be timely. During its review with respect to the fiscal year ended July 31, 2001, the Company determined that certain executive officers and directors (Robert Benou, Marc R.

Benou, Arpad J. Havasy, Louis Massad, Thomas Fogg and Edward Rielly), did not file all such reports on a timely basis. Such reports were subsequently filed.

                 PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN

      There is being submitted to the shareholders for approval at the Annual Meeting, the Conolog Corporation 2002 Stock Option Plan which authorizes the issuance not later than April 22, 2012 of options to purchase up to 190,000 shares of the Company's common stock. The 2002 Stock Option Plan was approved by our Board, subject to shareholder approval, at a meeting held on April 23, 2002.

      Under the 2002 Stock Option Plan, options may be granted to the Company's employees, directors and consultants. We believe that stock options play an important role in providing those eligible to participate with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company on an attractive basis.

      The 2002 Stock Option Plan will be administered by a stock option committee. All stock options granted under the 2002 Stock Option Plan will be exercisable at such time or times and in such installments, if any, as the stock option committee may determine and expire no more than ten years from the date of grant. The exercise price of the stock option will be the fair market value of the Company's common shares on the date of immediately proceeding the date on which the option is granted. Options are non-transferable except by will or by the laws of descent and distribution. Each option to be granted under the 2002 Stock Option Plan will be evidenced by an agreement subject to the terms and conditions set forth above.

      Options granted under the 2002 Stock Option Plan terminate three months after the optionee's relationship with the Company is terminated except if termination is for cause or by reason of death or disability unless otherwise determined by the stock option committee. In the case of death or disability, the option terminates six months after the optionee's death or termination of employment by reason of disability unless otherwise determined by the stock option committee. If an employee's employment is terminated for cause, then any unexercised options held by the employee are canceled upon termination of employment unless otherwise determined by the stock option committee. In the case of a non-employee director who has served his or her full term, all vested options remain exercisable until the termination date set forth in the stock option agreement to which such options relate.

      The Board has a limited right to modify or amend the 2002 Stock Option Plan which does not include the right to increase the number of shares which is available for the grant of options.

      Those eligible to participate in the 2002 Stock Option Plan, will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company's other shareholders. The grant and exercise of the options also may affect the Company's ability to obtain additional capital during the term of any options.

      Whenever under the 2002 Stock Option Plan shares are to be delivered upon exercise of a stock option, the Company shall be entitled to require as a condition of delivery that the option holder remit to the Company an amount sufficient to satisfy all Federal, state, and other governmental withholding tax requirements related thereto.

      Our Board is recommending the adoption of the 2002 Stock Option Plan. The description of the proposed 2002 Plan set forth above is qualified in its entirety by reference to the text of the 2002 Stock Option Plan as set forth in Exhibit A.

                         FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the Federal income tax consequences of transactions under the 2002 Stock Option Plan, based on Federal income tax laws in effect on January 1, 2002. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

      Benefits which may be granted pursuant to the 2002 Stock Option Plan include incentive stock options and nonqualified stock options.

      Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and 2) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

      If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) the Company will be entitled to deduct the amount of compensation income, which was taxed to the optionee for Federal income tax purposes, if it complies with applicable reporting requirements (the "reporting requirements") and if the amount represents an ordinary and necessary business expense of the Company (the "ordinary and necessary text"). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

      Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the date of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. Moreover, options that accelerate in the event of a change in control may also cause more than $100,000 of options to become exercisable in the year of acceleration. If more than $100,000 of options first become exercisable in any one year, the excess option are non-qualified options regardless of the characterization in the grant agreement.

      Non-qualified Stock Options. Except as noted below, in the case of nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) if the shares are unrestricted, the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) the Company is entitled to a Federal income tax deduction equal to the amount of income taxed to the optionee, subject to the Company's satisfaction of the reporting requirements and the ordinary and necessary text; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares.

      Ordinary Income. Ordinary income realized upon exercise of Non-qualified Options is subject to federal income tax rates as high as 38.6% for the year 2002 and also is subject o FICA (Social Security and medicare). Ordinary income realized upon disqualifying dispositions of incentive options also is subject to federal income taxes.

      Capital Gains. Under current law, a taxpayer's net capital gain(i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 20% if the shares have been held for more than 12 months and 18% if the share are held for more than 5 years. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

      Change of Control Event. The 2002 Stock Option Plan provides for the early exercisability of outstanding options in the event of a "Change of Control Event" as defined in the 2002 Stock Option Plan. The acceleration of these benefits may be deemed to constitute a "parachute payment" under the Code. "Excess parachute payments," as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Company.

                      RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors recommends the selection of Rosenberg Rich Baker Berman & Company as independent auditors to examine the Company's financial statements for the fiscal year ending July 31, 2002. Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if the desire to do so and will be available to respond to appropriate questions.

                                   FORM 10-KSB

      The Company undertakes to provide without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year. The request made in writing shall be addressed to Robert Benou, Conolog Corporation, 5 Columbia Road, Somerville, New Jersey, 08876.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 1, 2003.

                                    EXPENSES

      All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

                       By Order of the Board of Directors,

                                 Robert S. Benou
                       Chairman & Chief Executive Officer

                                                                      Appendix A

                               CONOLOG CORPORATION

                    Audit Committee of the Board of Directors

                                     CHARTER

                                   ----------

I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      2. Review and appraise the audit efforts of the Corporation's independent accountants.

      3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

      o been employed by the Corporation or its affiliates in the current or past three years;

      o accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

      o an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

      o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

      o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV. RESPONSIBILITIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

      4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

      5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

      6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

      7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

      8. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

      9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

      10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

      14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

      15. Review managements' monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

      16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

      17. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.

                                                                       Exhibit A

                               CONOLOG CORPORATION
                             2002 STOCK OPTION PLAN

      1. Purpose of Plan. This 2002 Stock Option Plan (the "Plan") is designed to assist Conolog Corporation (the "Company") in attracting and retaining the services of employees, Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

      2. Legal Compliance. It is the intent of the Plan that all options granted under it shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

      3. Definitions. In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context requires a different meaning:

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as the same may from time to time be amended.

      "Committee" means the committee referred to in Section 5 hereof.

      "Common Stock" means the Common Stock of the Company, par value $.0l per share.

      "Designated Beneficiary" means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

      "Fair Market Value" means the closing price of the Common Stock on Nasdaq or any other automated quotation system, or if the Common Stock shall not be included in any automated quotation system, as determined by the Committee or the Board in good faith based on all relevant factors.

      "Non-Employee Directors" means a director who is not currently an officer of or employed by the Company or any of its majority-owned subsidiaries.

      "Stock Options" means any stock options granted to an optionee under the Plan.

      "Stock Option Agreement" means a stock option agreement entered into pursuant to the Plan.

      4. Stock Options: Stock Subject to Plan.

      The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 190,000 shares, subject to adjustment as provided in Section 9 of the Plan. If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new option grants.

      5. Administration.

      (a) The Plan shall be administered by a Stock Option Committee or, if such Committee is not appointed, then it shall be administered by the Board. Options may be granted by the Board or the Committee. The Committee, if any, shall be appointed by the Board and shall consist of not less than two members. The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

      (b) Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to:

            (i) prescribe, amend and rescind rules and regulations relating to the Plan;

            (ii) interpret the Plan and the respective Stock Options; and

            (iii) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

      (c) The provisions of this Section 5 shall survive any termination of the Plan.

      6. Grants of Options.

      (a) Officers, employee directors, other key employees and Non-Employee Directors of the Company or any subsidiary and consultants shall be eligible to be selected by the Committee to receive stock option grants.

      (b) Subject to the provisions of the Plan, the Committee shall determine and designate the persons to whom grants will be made, the number of Stock Options to be granted and the terms and conditions of each grant.

      7. Terms and Exercise of Stock Option.

      (a) Unless otherwise determined by the Committee, each Stock Option shall terminate no later than ten years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted. The date of termination pursuant to this paragraph is referred to hereinafter as the "termination date" of the option.

      (b) Stock Options shall be exercisable at such time or times and in such installments, if any, as the Committee or Board may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless otherwise provided in the Stock Option Agreement.

      (c) A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment, to the Company, (i) deliver Common Stock already owed by him or her, valued at fair market value on the date of delivery, as payment for the exercise of any Stock Option provided such shares have been owned by optionee for at least six months prior to exercise or were not acquired, directly or indirectly, from the Company, or (ii) instruct a broker to notify the Company of optionee's exercise and sell stock to cover the exercise price and tax withholding. In the event a Stock Option is being exercised, in whole or in part pursuant to Section 8(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

      (d) In the event an optionee elects to deliver Common Stock already owned by such optionee or to request that Common Stock be withheld in accordance with subsection (c) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

      8. Other Stock Option Conditions.

      (a) Except as expressly permitted by the Committee, no Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by his or her legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

      (b) Unless otherwise determined by the Committee, in the event of the termination of an optionee's employment by the Company at any time for any reason (excluding disability or death), the portion of his or her Stock Option which is exercisable at the date of termination of employment and all rights thereunder shall terminate on the date of termination of the optionee's relationship with the Company, except that the optionee shall have the right to exercise his or her Stock Option (to the extent that the optionee was entitled to exercise it as of the date of termination), within three (3) months of the date of termination, but in no event later than the termination date of his or her Stock Option; provided, however, if the optionee is terminated for cause, the Stock Option shall terminate on the date of termination of employment. The Option Committee or the Board, may determine, in their sole discretion, whether the date of termination will be based on the last day the optionee performed services for the Company rather than the date of termination. Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), the portion of his or her Stock Option which is exercisable at the date of disability and all rights thereunder shall be exercisable by the optionee (or his or her legal representative) at any time within six (6) months of termination of employment -- but in no event later than the termination date of his or her Stock Option.

      (c) Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her designated beneficiary or beneficiaries (or if none have been effectively designated, by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within six (6) months after the date of death, but not later than the termination date of his or her Stock Option.

      (d) Nothing in the Plan or in any option granted pursuant hereto shall confer on an employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause.

      (e) Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

      9. Adjustments. The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee or the Board, whose determination shall be binding and conclusive.

      10. Amendment and Termination.

      (a) Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after April 22, 2012. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 9); (ii) permit the grant of options to anyone other than the officers, employee directors, Non-Employee Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 9); or (iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Section 8(c) of the Plan), terminate such optionee's Stock Option or adversely affect such optionee's rights thereunder.

      (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company or of any proposed consolidation or merger of the Company (each of the foregoing a "Change of Control Event"), the Board may (i) accelerate the vesting schedule in such manner as the Board may decide in its sole discretion, or (ii) give written notice to the holder of any Stock Option that the portion of his or her Stock Option which is exercisable on the date of the notice may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. If such Change of Control Event shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six month period. Alternatively, outstanding Stock Options under the Plan may be assumed or converted to similar options in any surviving or acquiring entity, but, if the surviving or acquiring entity shall refuse to assume, or convert, said Stock Options, they shall be terminated if not exercised according to the requirements set forth above.

      11. Option Exercise Price. The price per share to be paid by the optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the optioned Common Stock on the date immediately preceding the date on which the Stock Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value. The price per share to be paid by the optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date immediately preceding the date on which the NQO is granted, as determined by the Committee.

      12. Ceiling of ISO Grants. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an optionee's ISOs, together with incentive stock options granted under any other plan of the Company are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. If an optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a fair market value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

      13. Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person's related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

      14. Effective Date of the Plan; Termination of the Plan and Stock Options. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of the majority of Common Stock of the Company on or before December 31, 2002.

      15. Expenses. Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

      16. Government Regulations, Registrations and Listing of Stock.

      (a) The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

      (b) The Company may in its discretion require whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issuable upon exercise of any stock option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a Registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such stock option; the company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act

      (c) In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or NASDAQ, the Company shall not be required to issue or achieve any certificate for shares upon the exercise of any Stock Option, or to the listing of the shares so issuable on such national securities exchange or NASDAQ and prior to the registration of the same under the Securities Exchange Act of 1934 or any similar act or statute.

                               CONOLOG CORPORATION

                                      PROXY

Annual Meeting of Shareholders - July 9, 2002.

      The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on May 30, 2002 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 at 5:00 p.m., local time, on the 9th day, July, 2002, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes [*] or |X| in blue or black ink.

1.    Election of Directors.

      FOR all nominees |_|

      WITHHOLD authority only for those nominees whose name(s) I have written below |_|

      WITHHOLD authority for ALL nominees |_|

      Nominees for Directors are:     Robert S. Benou
                                      Arpad J. Havasy
                                      Louis S. Massad
                                      Marc R. Benou
                                      Edward J. Rielly

           For |_|              Against |_|             Abstain |_|

2.    Proposal to approve the 2002 Stock Option Plan.

           For |_|              Against |_|             Abstain |_|

3. Proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the fiscal year ending July 31, 2002.

           For |_|              Against |_|             Abstain |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

           For |_|              Against |_|             Abstain |_|

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

[Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.]

SIGNATURE(S) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated               , 2002
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Signature

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Print Name

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Signature

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Print Name